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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) DECEMBER 15, 2004
                                                        -----------------
                              INTERMET CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

           GEORGIA                                 0-13787                         58-1563873
           -------                                 -------                         ----------
(State or other jurisdiction                     (Commission                      (IRS Employer
      of incorporation)                          File Number)                   Identification No.)

                   5445 CORPORATE DRIVE, SUITE 200                                  48098-2683
                           TROY, MICHIGAN                                           -----------
                           --------------
              (Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number including area code: (248) 952-2500
                                                           --------------
                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

        On December 15, 2004, INTERMET Corporation announced a plan to close the company's Racine (die-casting) Plant and Racine Machining Plant, both of which are located in Sturtevant, Wisconsin, during the second quarter of 2005. The primary reason for the closure is to reduce costs and excess production capacity as part of the restructuring plan being developed by the company in connection with its Chapter 11 reorganization.

        At this time, the company estimates that it will record costs related to the closures of $13 million to $16 million during the fourth quarter of 2004, substantially all of which will be non-cash charges. The company expects to incur additional closure costs during 2005. These costs are expected to be cash charges consisting primarily of severance and plant decommissioning costs, the amounts of which cannot be estimated at this time.

        A copy of the press release disclosing the closure of the plants is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Not applicable
(b)     Not applicable
(c)     Exhibits:

        The following exhibit is being filed herewith:

        99.1 INTERMET Corporation press release dated December 15, 2004 regarding closure of Racine (die-casting) Plant and Racine Machining Plant



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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INTERMET CORPORATION


December 17, 2004                    By: /s/ Alan J. Miller
                                             Alan J. Miller
                                             Vice President, General Counsel and
                                             Assistant Secretary







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EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION

   99.1 INTERMET Corporation press release dated December 15, 2004 regarding closure of Racine (die-casting) Plant and Racine Machining Plant